                    FIRST AMENDMENT TO STOCKHOLDER AGREEMENT


         This FIRST AMENDMENT TO STOCKHOLDER AGREEMENT, dated as of August 5, 1998 (this "Amendment"), is made and entered into by and among Capstar Radio Broadcasting Partners, Inc., a Delaware corporation ("Parent"), TBC Radio Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("Sub"), Howard J. Tytel (the "Stockholder"), and Triathlon Broadcasting Company, a Delaware corporation (the "Company"), and amends that certain Stockholder Agreement dated as of July 23, 1998 among the Stockholder, Parent, Sub and the Company (the "Agreement").

         WHEREAS, the parties wish to amend the Agreement in accordance with
Section 9(b) thereof (a) to replace Schedule A to the Agreement in its entirety with Schedule A attached hereto, and (b) to consent to the execution and delivery of a voting trust with respect to certain of the Stockholder's Shares of Class B Common Stock.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Schedule A attached hereto shall and hereby does replace in its entirety Schedule A to the Agreement.

         2. Parent hereby consents to the execution and delivery by the Stockholder of that certain Voting Trust Agreement dated the date hereof by and among Stockholder, Robert F.X. Sillerman and Norman Feuer, as trustee, and the deposit thereunder of 185,068.94 Shares of the Stockholder's Class B Common Stock, as converted on the date hereof from such same number of Shares of the Stockholder's Class D Common Stock.

         3. The parties hereto agree that this Amendment complies with the terms of Section 9(b) of the Agreement.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed on date first written above.



                                       /s/ Howard J. Tytel
                                       ----------------------------------------
                                       Howard J. Tytel


                                       CAPSTAR RADIO BROADCASTING PARTNERS,
                                       INC.


                                       By: /s/ Paul D. Stone
                                          -------------------------------------
                                           Paul D. Stone
                                           Vice President

                                       TBC RADIO ACQUISITION CORP.


                                       By: /s/ Paul D. Stone
                                          -------------------------------------
                                           Paul D. Stone
                                           Vice President


                                       TRIATHLON BROADCASTING COMPANY


                                       By: /s/ Norman Feuer
                                          -------------------------------------
                                       Name:  Norman Feuer
                                            -----------------------------------
                                       Title: President/Chief Executive Officer
                                             ----------------------------------

                                   SCHEDULE A                             TYTEL


PART I.  SHARES

                                       A                          B
                                  RECORD AND
                              BENEFICIALLY OWNED        BENEFICIALLY OWNED(1)
                              ------------------        ---------------------

Class A Common Stock                 - 0 -                      - 0 -

Class B Common Stock                 - 0 -                199,068.94(2)(3)

Class C Common Stock                 - 0 -                      - 0 -

Class D Common Stock                 - 0 -                      - 0 -

Series B Convertible
         Preferred Stock            65,800                      - 0 -

9% Mandatory Convertible
         Preferred Stock             - 0 -                      - 0 -

PART II.  DERIVATIVES

                                NO. OF         CLASS OF          EXERCISE/
                                SHARES          SHARES          BASE PRICE
                                ------          ------          ----------
Warrants                         - 0 -           - 0 -             - 0 -

Options                          9,800      Class A Common         $5.50

SARs                             - 0 -           - 0 -             - 0 -

PART III.  INTEREST REQUIRING CONSENT (SS. 4(A)(II))(2)(3)

-------------------
(1) Excluding the rights in shares described in Part II and shares of capital stock of the Company into which the shares described in Part I may be converted in accordance with the terms thereof.
(2) 14,000 of the 199,068.94 shares of the Company's Class B Common Stock are subject to a voting trust agreement between Mr. Tytel, Robert F.X. Sillerman and Norman Feuer. Pursuant to such agreement, Mr.
         Feuer retains the right to vote such shares.
(3) 185,068.94 of the 199,068.94 shares of the Company's Class B Common Stock are subject to a voting trust agreement between Mr. Tytel, Mr. Sillerman and Mr. Feuer. Pursuant to such agreement, Mr. Feuer retains the right to vote such shares.